                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  September 13, 1996



                              DESTEC ENERGY, INC.
            (Exact name of registrant as specified in its charter)

       DELAWARE                     1-10592                 38-2875546
(State of Incorporation)     (Commission File No.)      (I.R.S. Employer
                                                         Identification No.)

                        2500 CITYWEST BLVD., SUITE 150
                             HOUSTON, TEXAS 77042
         (Address of principal executive offices, including zip code)



              Registrant's telephone number, including area code:
                                (713) 735-4000



                                NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     As a result of the adoption of Securities and Exchange Commission Release Nos. 33-7355 and 34-37802 effective November 18, 1996 (the "Release"), the acquisition of the Hazelwood Power Station and the adjacent Hazelwood mine (the "Acquisition") no longer qualifies as an acquisition of a significant subsidiary under the provisions of Regulation (s) 210.11-01(b) and Regulation (s) 210.1-02(w) of Regulation S-X (the "Regulations"). Accordingly, the information originally appearing in the Form 8-K under Item 2 is hereby deleted in its entirety and reproduced under Item 5.

ITEM 5.    OTHER EVENTS.

     On September 13, 1996, a consortium which includes an indirect wholly owned subsidiary of Destec Energy, Inc. ("Destec") completed the acquisition of the Hazelwood Power Station, a large coal-fired power generation facility, and the adjacent Hazelwood Mine from the State of Victoria, Australia for approximately $1.9 billion in cash. The purchase price was established pursuant to a bidding process. In addition to the Destec subsidiary, which holds a 20% interest, the consortium includes affiliates of the following entities: Pacificorp, a major western electricity and coal producer based in Portland, Oregon, with a 19.9% interest; National Power PLC, Great Britain's largest electricity generator, with a 51.94% interest; and the Commonwealth Bank of Australia, with an 8.16% interest.

     The consortium financed the acquisition with indebtedness of approximately $1.05 billion which was arranged and underwritten by Morwell Financial Services Pty Ltd, UBS Australia Limited, Citibank Limited, Societe Generale Australia Limited and the Commonwealth Bank of Australia, and with an equity contribution from each of the members of the consortium. Destec's share of the equity contribution was made from available cash.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  FINANCIAL STATEMENTS FOR BUSINESS ACQUIRED.

           As a result of the adoption of the Release, the Acquisition is no longer reportable under Item 2 as an acquisition of a significant subsidiary. Consequently, the financial statements for the acquired business are not required and are not supplied herewith. The information originally appearing in the Form 8-K under Item 7(a) is hereby deleted in its entirety.


      (b)  PRO FORMA FINANCIAL INFORMATION.

           As a result of the adoption of the Release, the Acquisition is no longer reportable under Item 2 as an acquisition of a significant subsidiary. Consequently, the pro forma financial information is not required and are not supplied herewith. The information originally appearing in the Form 8-K under Item 7(b) is hereby deleted in its entirety.

      (c)  EXHIBITS.

           The following materials are filed as Exhibits to this Current Report on Form 8-K:

           2.1* Share Sale Agreement dated August 4, 1996, among State Electricity Commission of Victoria, the State of Victoria, the Buyers (as defined) and the Guarantors (as defined).

           2.2* Asset Sale Agreement dated August 4, 1996, between Hazelwood Power Corporation Ltd. and Hazelwood Power Partnership.


______________
* Filed with the Form 8-K. Confidential treatment has been requested with respect to portions of these exhibits.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                DESTEC ENERGY, INC.

                                By: /s/ Marian M. Davenport
                                   _______________________________
                                     Marian M. Davenport
                                     Vice President, General Counsel
                                     and Secretary



Date:  November 26, 1996







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